LEASES	12 Months Ended
Mar. 31, 2022
Leases [Abstract]
LEASES

NOTE 3 – LEASES

The Company accounts for the lease for its corporate facility in San Diego, California in accordance with ASC 842. The 39-month lease term commenced April 1, 2020, and the lease provides for an initial monthly rent of approximately $12,400 annual rent increases of approximately 3%. In addition to the minimum lease payments, the Company is responsible for property taxes, insurance and certain other operating costs. The right-to-use asset and corresponding liability for the facility lease have been measured at the present value of the future minimum lease payments. A discount rate of 11%, which approximated the Company’s incremental borrowing rate, was used to measure the lease asset and liability. Lease expense is recognized on a straight-line basis over the lease term.

The Company obtained a right-of-use asset of $270,950 in exchange for its obligations under the operating lease. The landlord also provided a lease incentive of approximately $139,000, which was paid to the Company in June 2020, for the Company to make improvements to the leased space. In addition, the Company paid a $100,000 security deposit.

Future minimum payments under the facility operating lease, as of March 31, 2022, are listed in the table below.

Annual Fiscal Years	Operating lease
2023	158,028
2024	40,692
Less:
Imputed interest	(13,906)
Present value of lease liabilities	$184,814

Cash paid for amounts included in the measurement of lease liabilities was $153,432 for the year ended March 31, 2022. Rent expense was $107,820 and $107,540 for the years ended March 31, 2022 and 2021, respectively.